EXHIBIT 10.11.2 - SECOND AMENDMENT (OCT 31 2006) TO PROPERTY OPTION SEPT 8, 2006

SECOND AMENDING AGREEMENT

THIS SECOND AMENDING  made  31st day of October 2006.

BETWEEN:

BRONX VENTURES INC. of Suite 100, 1255 West Pender Street, Vancouver, BC, V6E 2V1

(the "Optionor")

AND:

COLT CAPITAL CORP. of Suite 100, 1255 West Pender Street, Vancouver, BC, V6E 2V1

(the "Optionee")

WHEREAS the parties entered into an option agreement executed and made effective the 8th day of September, 2006, as amended by an Amendment Agreement dated September 22, 2006 (collectively, the "Option Agreement"), with respect to an option on certain mineral claims and the parties wish to amend the terms thereof;

WHEREAS the Optionor and Wells amended the Wells Option Agreement by extending the date for all exploration expenditures and any remaining cash payment to be incurred and effected by June 26, 2007.

NOW THEREFORE in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

Definitions

In this second amending agreement, unless otherwise provided for herein, any defined term will have the meaning ascribed to it in the Option Agreement.

2.

Amendments

Paragraph 2.2(b) of the Option Agreement shall be deleted in its entirety and replaced with the following:

"(b)

on or before June 26, 2007, the Optionee shall incur expenditures on exploration work on the Property of not less than $240,000."

Paragraph 2.2(c) of the Option Agreement shall be deleted in its entirety and replaced with the following:

"(c)

on or before June 26, 2007, the Optionee shall pay the Optionor the sum of $108,770."

3.

Full Force and Effect

The parties hereto agree that, save as amended by this Second Amending Agreement, the Option Agreement shall remain in full force and effect.

4.

Governing Law

This Second Amending Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

5.

Execution and Delivery

This Second Amending Agreement may be executed in counterparts and delivered by facsimile, each of which when howsoever signed and delivered being deemed an original and together forming one and the same instrument bearing the date first above written notwithstanding the date of actual execution.

IN WITNESS WHEREOF the parties hereto have hereunto executed this agreement as of the day and year first above written.

BRONX VENTURES INC.

Per:

Authorized Signatory

COLT CAPITAL CORP.

Per:

Authorized Signatory